Filed Pursuant to Rule 497(e)

Registration No. 333-141093

GABELLI ESG FUND, INC. (the “Fund”)

Supplement dated January 31, 2019, to the Fund’s Summary Prospectus and Statutory Prospectus,

both dated July 30, 2018, As Amended August 7, 2018.

Effective February 1, 2019, Ian Lapey and Melody Prenner Bryant have been added as Portfolio Managers of the Fund. The Fund will continue to also be co-managed by Christopher C. Desmarais, Kevin V. Dreyer, and Christopher J. Marangi.

To reflect the addition of these portfolio managers, please note the following changes.

The sub-section “Management—The Portfolio Managers” in the “Summary of the Fund” section of the Summary Prospectus and Statutory Prospectus is replaced in its entirety with the following:

The Portfolio Managers. Mr. Christopher C. Desmarais, a Managing Director of GAMCO Asset Management, Inc., has served as a portfolio manager of the Fund since its inception in June 2007. Mr. Kevin V. Dreyer, a Managing Director and Co-Chief Investment Officer for the Value team of GAMCO Investors, Inc., has served as a portfolio manager of the Fund since October 2011. Mr. Christopher C. Marangi, a Managing Director and Co-Chief Investment Officer for the Value team of GAMCO Investors, Inc., has served as a portfolio manager of the Fund since October 2011. Mr. Ian Lapey joined GAMCO Investors, Inc. in October 2018 and has served as a portfolio manager of the Fund since February 1, 2019. Ms. Melody Bryant joined GAMCO Investors, Inc. in September 2018 and has served as a portfolio manager of the Fund since February 1, 2019.

The following paragraphs are added immediately after the third paragraph in the section “Management of the Fund—The Portfolio Managers” of the Statutory Prospectus:

Mr. Ian Lapey has been a portfolio manager with Gabelli Funds, LLC since October 1, 2018. Mr. Lapey was most recently a Research Analyst and Partner at Moerus Capital Management LLC. Prior to joining Moerus, Mr. Lapey was a Partner, Research Analyst, and Portfolio Manager at Third Avenue Management. Prior to joining Third Avenue in 2001, Mr. Lapey held equity research analyst positions at Credit Suisse First Boston and Salomon Brothers. He began his career in 1991 as a staff accountant for Ernst & Young and is a CPA (inactive). Mr. Lapey holds a B.A. in Economics from Williams College, a Masters in Accounting from Northeastern University, and an M.B.A. in Finance and Statistics from the Stern School of Business at New York University.

Ms. Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018. She has almost thirty years of experience as a portfolio manager. Most recently, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her B.A. in Political Science from The State University of New York at Binghamton and attended The Leonard N. Stern School of Business, New York University.

The fourth paragraph of the section “Management of the Fund—The Portfolio Managers” of the Statutory Prospectus is replaced in its entirety with the following:

As portfolio managers, Messrs. Desmarais, Dreyer, Marangi, Lapey, and Ms. Bryant are primarily responsible for the day to day investment decisions for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed Pursuant to Rule 497(e)

Registration No. 333-141093

GABELLI ESG FUND, INC. (the “Fund”)

Supplement dated January 31, 2019, to the Fund’s Statement of Additional Information,

dated July 30, 2018.

Effective February 1, 2019, Ian Lapey and Melody Prenner Bryant have been added as Portfolio Managers of the Fund. The Fund will continue to also be co-managed by Christopher C. Desmarais, Kevin V. Dreyer, and Christopher J. Marangi.

To reflect the addition, please note the following:

In the “Portfolio Manager Information” section, under the “Other Accounts Managed” sub-section, the following is added with information as of December 31, 2018:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Ian Lapey	Registered Investment Companies:	1	$10.7 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$17.8 million	0	$0

Melody Prenner Bryant	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$7.5 million	0	$0

Under the “Ownership of Shares in the Fund” sub-section, the following is added:

Name	Dollar Range of Equity Securities Held in the Fund*
Ian Lapey	A
Melody Bryant	A

*	Key to Dollar Ranges – Information as of December 31, 2018

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE